Third Amendment to First Restated Credit Agreement

This THIRD AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of May 31, 2007, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, a Texas insurance corporation (“AHIC”), PHOENIX INDEMNITY INSURANCE COMPANY, an Arizona insurance corporation (“PIIC”), each other Obligor, and THE FROST NATIONAL BANK, a national banking association (“Lender”).

RECITALS:

Borrower, AHIC, PIIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

Borrower has requested amendments to the Credit Agreement to increase the amount of the Revolving Commitment and add a subfacility to the Revolving Commitment, the proceeds of which subfacility can be used to make loans to PAAC.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Third Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1  Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1  Amendments to Credit Agreement Section 1.1.

(a)  Credit Agreement Section 1.1 is amended by adding the following in alphabetical order:

“Eligible Insurer” means (a) any RIC, and (b) any other insurance company which (i) is licensed or approved and in good standing to do business in the state in which the policy to which a Premium Finance Agreement relates is issued by such insurance company, and (ii) has an A.M. Best rating of B+ or higher. No such insurer may be an Eligible Insurer if such insurer is the subject of a rehabilitation or liquidation proceeding commenced by any Insurance Regulator.

“Eligible Premium Finance Agreements” means those Premium Finance Agreements of PAAC prepared on a form approved by the Texas Department of Insurance which comply with all requirements of the Texas Insurance Code, the Texas Department of Insurance Regulations, the Texas Finance Code, the Truth in Lending Act, Regulation Z and all other applicable Laws of each applicable Governmental Authority and which have been created in the ordinary course of PAAC’s business and upon which PAAC’s right to receive payment is absolute, unconditional and not contingent upon the fulfillment of any condition whatsoever, and shall not include any of the following:

(a)  any Premium Finance Agreement with respect to which the Policyholder has paid less than 20% of the aggregate premium due under the related insurance policy at the time of execution of such Premium Finance Agreement;

(b)  any Premium Finance Agreement arising out of the funding of an insurance premium for an insurance product issued by any Person other than an Eligible Insurer;

(c)  any Premium Finance Agreement with respect to which (i) any payment obligation of the Policyholder is more than thirty days past due, and (ii) a cancellation notice for the related insurance policy has not been delivered to the respective insurer; and

(d)  any Premium Finance Agreement which provides for payments by the Policyholder over a period greater than twelve months.

“Eligible Receivable Amount” means, as of any date of determination, the aggregate outstanding balance owed under Eligible Premium Finance Agreements to PAAC by Policyholders residing in an Eligible State.

“Eligible States” means those states in which PAAC possesses all licenses and otherwise qualifies with all requirements of Law to operate a premium finance business.

“PAAC Note” means the promissory note in the principal amount of $5,000,000, made by PAAC and payable to the order of Borrower, substantially in the form of Exhibit O.

“Policyholder” means an owner of an insurance policy the premiums on which are financed by PAAC under a Premium Finance Agreement.

“Premium Finance Commitment” means $5,000,000. The Premium Finance Commitment is a subfacility of the Revolving Commitment and not in addition to the Revolving Commitment.

“Premium Finance Loan” means a Revolving Loan made pursuant to Section 2.1.

“Premium Finance Loan Maturity Date” means the first to occur of (a) May 31, 2009, (b) the date the Premium Finance Commitment is terminated pursuant to either Section 2.6 or 9.2 and (c) the date the Obligations are accelerated.

“Premium Finance Outstanding Amount” means, as of any date of determination, the aggregate outstanding principal amount of all Premium Finance Loans, after giving effect to any Premium Finance Loan and any principal payment of Premium Finance Loans occurring on such date.

“Premium Finance Receivable Certificate” means a certificate, substantially in the form of Exhibit N.

“Premium Receivable Rights” means the entire interest in a Premium Finance Agreement, all security interests relating thereto, all moneys due or to become due thereon (including (a) the security interest granted or assigned by the Policyholder of such Premium Finance Agreement in all unearned premiums, dividends, and loss payments under the respective insurance policy or policies, (b) any interest arising under a state guaranty fund for all unearned premiums from the cancelled policy or policies in the event the issuing insurer becomes insolvent, (c) if applicable, all broker or agent guarantee agreements with respect thereto, and (d) if applicable, any interest thereof in a cash collateral account established with respect to such Premium Finance Agreement), and any related documents and the proceeds of any and all of the foregoing.

(b)  The definition of “Commitment” is amended by deleting “TGA L/C Commitment” and substituting “Premium Finance Commitment” in lieu thereof.

(c)  The definition of “Interest Payment Date” is amended by adding “, the Premium Finance Loan Maturity Date” after “Payment Date.”

(d)  The definition of “Permitted Liens” is amended by deleting existing clause (g) and relettering existing clauses (h) and (i) as clause (g) and (h), respectively.

(e)  The definition of “Premium Finance Agreement” is deleted in its entirety and the following is substituted in lieu thereof:

“Premium Finance Agreement” means an agreement by which an insured or prospective insured promises to pay PAAC the amount advanced under such agreement to an Eligible Insurer in payment of premium on an insurance contract at a future date in one or more installments, together with a finance charge.

(f)  The definition of “Revolving Commitment” is amended by deleting “$20,000,000” and substituting “$25,000,000” in lieu thereof.

2.2  Amendment to Credit Agreement Section 2.1. Credit Agreement Section 2.1 is deleted in its entirety and the following is substituted in lieu thereof:

2.1 Revolving Loans. Subject to the terms and conditions of this Agreement, Lender agrees to make loans (each such loan, a “Revolving Loan”), to Borrower from time to time on any Business Day during the period from the Agreement Date to (a) the Termination Date (with respect to Revolving Loans other than Premium Finance Loans), and (b) the Premium Finance Loan Maturity Date (with respect to Premium Finance Loans), in an aggregate amount not to exceed at any time outstanding the Revolving Commitment; provided, however, that after giving effect to any (y) Revolving Borrowing, the Revolving Facility Outstanding Amount shall not exceed the Revolving Commitment, and (z) Premium Finance Loan, the Premium Finance Outstanding Amount shall not exceed the Premium Finance Commitment. Prior to the Termination Date, Borrower may borrow, repay and reborrow Revolving Loans, all in accordance with this Agreement. On and after the Termination Date, Borrower may borrow, repay and reborrow Premium Finance Loans, only, all in accordance with this Agreement.

2.3  Amendments to Credit Agreement Section 2.2(a).

(a)  The fourth sentence of Credit Agreement Section 2.2(a) is amended by adding “or a Premium Finance Loan” before the period.

(b)  The last sentence of Credit Agreement Section 2.2(a) is amended by adding “or, if a Premium Finance Loan, the unused portion of the Premium Finance Commitment” before the period.

2.4  Amendment to Credit Agreement Section 2.3. Credit Agreement Section 2.3 is deleted in its entirety and the following is substituted in lieu thereof:

2.3 Repayment. The principal of all Revolving Loans (other than Premium Finance Loans) shall be due and payable on the following dates and in the following amounts:

Payment Date	Payment Amount
Each Payment Date after the Termination Date	An amount equal to 1/20th of the aggregate principal amount of all Revolving Loans (other than Premium Finance Loans) outstanding on the Termination Date
The Revolving Loan Maturity Date	The remaining unpaid principal of all Revolving Loans

The unpaid principal of all Premium Finance Loans shall be due and payable on the Premium Finance Loan Maturity Date.

2.5  Amendment to Credit Agreement Section 2.4.

(a)  The second sentence of Credit Agreement Section 2.4 is amended by adding “and a notice stating the allocation of such prepayment between the outstanding principal of and accrued interest on the Revolving Loans (other than Premium Finance Loans) and Premium Finance Loans” before the period.

(b)  The third sentence of Credit Agreement Section 2.4 is amended by adding “(other than Premium Finance Loans)” after “Revolving Loans.”

2.6  Amendment to Credit Agreement Section 2.5. Credit Agreement Section 2.5 is deleted in its entirety and the following is substituted in lieu thereof:

2.5 Mandatory Payments. On each date that the Revolving Facility Outstanding Amount exceeds the Revolving Commitment or that the Premium Finance Outstanding Amount exceeds the Premium Finance Commitment, Borrower shall prepay the Revolving Loans or Premium Finance Loans, as appropriate, in an amount equal to such excess (each such prepayment made after the Termination Date shall be applied to the unpaid scheduled installment payments of the Revolving Loans in the inverse order of maturity) or, if no Revolving Loans are outstanding, Cash Collateralize the Revolving Facility L/C Obligations in an amount equal to such excess. On each date that the Revolving Facility L/C Obligations exceed the Revolving Facility L/C Commitment, Borrower shall Cash Collateralize the Revolving Facility L/C Obligations in an amount equal to such excess. If on the last Business Day of any month the Premium Finance Outstanding Amount is greater than 90% of the Eligible Receivable Amount, Borrower shall prepay the Premium Finance Loans in an amount equal to the difference between the Premium Finance Outstanding Amount minus the amount equal to 90% of the Eligible Receivable Amount, such prepayment to be due on the day the Premium Finance Receivable Certificate for such month is required to be delivered to Lender. Each mandatory prepayment shall be accompanied by all accrued and unpaid interest thereon and a notice stating the allocation of such prepayment between the outstanding principal of and accrued interest on the Revolving Loans (other than Premium Finance Loans) and Premium Finance Loans.

2.7  Amendment to Credit Agreement Section 2.6(a). Credit Agreement Section 2.6(a) is amended by adding “, Premium Finance Commitment” after “Revolving Commitment”.

2.8  Amendment to Credit Agreement Section 2.6(b). The first sentence of Credit Agreement Section 2.6(b) is deleted in its entirety and the following is substituted in lieu thereof:

On the Termination Date, (i) the Revolving L/C Commitment shall automatically reduce to zero and terminate, and (ii) the Revolving Commitment shall automatically reduce to the Premium Finance Commitment and, except for the Premium Finance Commitment, shall terminate.

2.9  Amendment to Credit Agreement Section 2.6(c). Credit Agreement Section 2.6(c) is amended by adding “, Premium Finance Commitment” after “Revolving Commitment”.

2.10  Amendment to Credit Agreement Section 2.9. Credit Agreement Section 2.9 is amended by adding “or the Premium Finance Loan Maturity Date” after “Revolving Loan Maturity Date.”

2.11  Amendment to Credit Agreement Section 2.10. Credit Agreement Section 2.10 is deleted in its entirety and the following is substituted in lieu thereof:

(d) If some but less than all amounts due from Borrower are received by Lender, Lender shall apply such amounts in the following order of priority: (i) to the payment of Lender’s expenses incurred under the Loan Documents then due and payable, if any; (ii) to the payment of all other fees under the Loan Documents then due and payable; (iii) to the payment of the payment of interest then due and payable on the Premium Finance Loans; (iv) to the payment of interest then due and payable on the Revolving Loans (other than Premium Finance Loans); (v) to the payment of all other amounts not otherwise referred to in this Section 2.10(d) then due and payable under the Loan Documents; (vi) to the payment of principal then due and payable on the Premium Finance Loans and (vii) to the payment of principal then due and payable on the Revolving Loans (other than Premium Finance Loans) (each payment made after the Termination Date shall be applied to the unpaid scheduled installment payments of the Revolving Loans (other than Premium Finance Loans) in the inverse order of maturity).

2.12  Amendment to Credit Agreement Section 6.2. Credit Agreement Section 6.2 is amended by adding a new Section 6.2(r) which provides as follows:

(r) Premium Finance Receivable Certificate. Not later than 10 days after the last day of each month, a Premium Finance Receivable Certificate executed by an Authorized Signatory of Borrower and PAAC and each of whom is a senior financial officer of Borrower and PAAC, respectively.

2.13  Amendment to Credit Agreement Section 6.9. Credit Agreement Section 6.9 is deleted in its entirety and the following is substituted in lieu thereof:

6.9 Use of Proceeds. Borrower shall use (a) the proceeds of the Revolving Loans (other than Premium Finance Loans) to (i) provide working capital to Borrower and Guarantors, (ii) to acquire capital stock of or make capital contributions to a Person that is either a Subsidiary on the Agreement Date or became a Subsidiary after the Agreement Date as permitted by and in compliance with this Agreement, which capital contribution will result in an increase of paid-in surplus of such Subsidiary in an amount equal to such capital contribution, (iii) to acquire surplus debentures issued by a RIC that is a Domestic Subsidiary of Borrower on the Agreement Date, (iv) to make loans to Domestic Subsidiaries, (v) subject to Section 5.3, to make Permitted Acquisitions, and (vi) to provide all or a portion of the cash purchase price payable by Borrower at closing pursuant to the TGA Purchase Agreement and the PAAC Purchase Agreement; provided, no proceeds of any Revolving Loan (other than Premium Finance Loans) can be used for any purpose described in this clause (a) with respect to PAAC, (b) the proceeds of the Premium Finance Loans to make advances to PAAC pursuant to the PAAC Note and for no other purpose, and (c) the Revolving Facility L/Cs and proceeds of the Revolving Facility L/Cs to secure the performance of Borrower and/or an L/C RIC pursuant to Reinsurance Agreements to which it is or they are a party or such other purpose as Lender may permit in its discretion.

2.14  Amendment to Credit Agreement Article VI. Credit Agreement Article VI is amended by adding a new Section 6.10 which provides as follows:

6.10 Premium Finance Operations.

(a) Portfolio Audits. In addition to the rights of Lender pursuant to Section 6.3, upon the request of Lender from time to time, submit to, and bear the expense of, portfolio audits of PAAC’s portfolio of Premium Finance Agreements performed by Lender or its representatives or agents.

(b) Right to Receive Unearned Premiums. Notify the insurer whose premiums are being financed of the existence of each insurance Premium Finance Agreement within the time required by applicable Law and give such notices and take all other actions as may be necessary or required in order that PAAC shall be entitled to receive all unearned premiums from such insurer or any reinsurer in the event a Premium Finance Agreement is canceled.

(c) Delivery of Endorsed Premium Finance Agreements and Records. Upon the request of Lender from time to time (regardless of whether a Default or Event of Default exists), immediately deliver to Lender all Premium Finance Agreements of PAAC, appropriately endorsed with full recourse and warranty, and execute, acknowledge, and deliver to Lender and file or cause to be filed any and all other records, documents, agreements and instruments and do all other acts or things as Lender may reasonably request in order more fully to effect the assignment of the Premium Finance Agreements to Lender.

(d) Delivery of Electronic Records. Upon the request of Lender from time to time (regardless of whether a Default or Event of Default exists), promptly deliver to Lender an electronic copy (in a media and utilizing software used by Lender) of comprehensive data regarding the portfolio of Premium Finance Agreements and all information necessary to substantiate the calculation of the Eligible Receivable Amount.

2.15  Amendment to Credit Agreement Section 6.1(e). Credit Agreement Section 6.1(e) is amended by adding the following at the end thereof:

In addition, PAAC shall, and Borrower shall cause PAAC to, comply in all material respects with Chapter 651 of the Texas Insurance Code, Title 28, Chapter 25 of the Texas Administrative Code, the Texas Finance Code, the Truth in Lending Act and Regulation Z promulgated thereunder, and/or the other Laws of each applicable Governmental Authority applicable to any aspect of the business of PAAC.

2.16  Amendment to Credit Agreement Section 7.9. Credit Agreement Section 7.9 is amended by adding the following at the end thereof:

Notwithstanding the preceding sentence, PAAC shall not Dispose of any interest in any Premium Finance Agreement and related Premium Receivable Rights, general intangibles and proceeds, except as provided in the Loan Documents.

2.17  Amendment to Credit Agreement Article VII. Credit Agreement Article VII is amended by adding the following:

7.20 Premium Finance Loans. PAAC shall not use the proceeds of advances made pursuant to the PAAC Note for any purpose other than to make premium payments for the benefit of Policyholders with respect to the related insurance policy.

7.21 Legend. PAAC shall not enter into any Premium Finance Agreement that does not contain on its face in conspicuous type a legend providing “THIS PREMIUM FINANCE AGREEMENT IS SUBJECT TO A SECURITY INTEREST GRANTED BY LENDER TO THE FROST NATIONAL BANK” which is affixed prior to execution by the Policyholder.

2.18  Amendment to Credit Agreement Section 8.24. Existing Credit Agreement Section 8.24 is renumbered to be Section 8.25 and each reference in each Loan Document to Section 8.24 is amended to refer to Section 8.25.

2.19  Amendment to Credit Agreement Article VIII. Credit Agreement Article VIII is amended by adding a new Section 8.24 which provides as follows:

8.24 Premium Finance Operations.

(a) Licenses and Permits. PAAC has obtained all licenses, permits and approvals required to engage in the business of insurance premium financing which are required by the Laws of every state in which PAAC engages in such business.

(b) Use of Approved Premium Finance Agreement. The form of Premium Finance Agreement used by PAAC in its insurance premium finance business complies in all material respects with all applicable Laws, including, without limitation, Chapter 651 of the Texas Insurance Code, Title 28, Chapter 25 of the Texas Administrative Code, and the Texas Finance Code and is approved by the Department of Insurance of Texas and by all other Governmental Authorities required in order for PAAC to use such agreement in its insurance premium finance business.

(c) Compliance with Applicable Laws. PAAC is in material compliance with all Laws (including without limitation Chapter 651 of the Texas Insurance Code, Title 28, Chapter 25 of the Texas Administrative Code, and the Texas Finance Code, the Truth in Lending Act, and Regulation Z) applicable to PAAC’s premium finance business.

(d) Premium Finance Agreement Form. Attached as Exhibit P is a true and correct copy of the only forms of Premium Finance Agreements used by PAAC.

2.20  Amendment to Credit Agreement Section 9.1(c). Credit Agreement Section 9.1(c) is amended by (a) deleting the “or” after “6.3” and substituting a comma in lieu thereof and (b) adding “or 6.10” after “6.6”.

2.21  Amendment to Credit Agreement Section 9.2. Credit Agreement Section 9.2 is deleted in its entirety and the following is substituted in lieu thereof:

9.2 Remedies. If an Event of Default exists:

(a) With the exception of an Event of Default specified in Section 9.1(e) or (f), Lender may terminate each or all of the Revolving Commitment, the Revolving Facility L/C Commitment and Premium Finance Commitment and/or declare the principal of and interest on the Revolving Loans and Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Documents to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Section 9.1(e) or (f), the principal of and interest on the Revolving Loans and Obligations and other amounts and under the Loan Documents shall thereupon and concurrently therewith become due and payable and the Revolving Commitment, Revolving Facility L/C Commitment and Premium Finance Commitment shall forthwith terminate, all without any action by Lender or any holder of the Revolving Note and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

(c) Lender may exercise all of the post-default rights granted to it under the Loan Documents or under Law.

(d) Lender may require that Borrower and the applicable L/C RIC Cash Collateralize all Revolving Facility L/C Obligations.

(e) The rights and remedies of Lender hereunder shall be cumulative and not exclusive.

2.22  Amendment to Credit Agreement Section 9.3. Credit Agreement Section 9.3 is deleted in its entirety and the following is substituted in lieu thereof:

9.3 Application of Funds. After the exercise of remedies provided for in Section 9.2 (or after any of the Revolving Loans and other Obligations have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by Lender in the following order:

(a) First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs payable under Section 10.2 and amounts payable under Article IV) payable under the Loan Documents to Lender;

(b) Second, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Premium Finance Loans;

(c) Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Revolving Loans (other than Premium Finance Loans);

(d) Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Premium Finance Loans in such order as Lender elects in its discretion.

(e) Fifth, to payment of that portion of the Obligations constituting unpaid principal of the Revolving Loans (other than Premium Finance Loans) in such order as Lender elects in its discretion;

(f) Sixth, to Cash Collateralize the Revolving Facility L/C Obligations;

(g) Seventh, to all other Obligations; and

(h) Last, to the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law;

Subject to Article III, amounts used to Cash Collateralize the Revolving Facility L/C Obligations pursuant to clause Sixth above shall be applied to satisfy drawings under such Revolving Facility L/Cs as they occur. If any amount remains on deposit as Cash Collateral after all Revolving Facility L/Cs have either been fully drawn or expired, such remaining amount (to the extent such amount was paid by Borrower) shall be applied to the other Obligations, if any, in the order set forth above.

2.23  Premium Finance Receivable Certificate. A new Exhibit N (Premium Finance Receivable Certificate), in the form of attached Exhibit N, is added to the Credit Agreement.

2.24  PAAC Note. A new Exhibit O (PAAC Note), in the form of attached Exhibit O, is added to the Credit Agreement.

2.25  Premium Finance Agreement A new Exhibit P (form of Premium Finance Agreement), in the form of attached Exhibit P, is added to the Credit Agreement.

ARTICLE III

Conditions Precedent

3.1  Conditions. The effectiveness of this Third Amendment is subject to the satisfaction of the following conditions precedent:

(a)  Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)  Third Amendment. This Third Amendment executed by Borrower, each other Obligor and Lender.

(ii)  Second Restated Revolving Note. The duly executed Second Restated Revolving Note, in the form of attached Exhibit A, payable to the order of Lender and in an amount equal to the Revolving Commitment.

(iii)  Form of Premium Finance Agreement Approved by the Texas Department of Insurance. Evidence as Lender requires of the approval by the Texas Department of Insurance of the form of Premium Finance Agreement utilized by PAAC in its premium finance business.

(iv)  Termination of PAAC Credit Facility. (A) Evidence reasonably satisfactory to Lender that (1) the Credit Agreement dated April 19, 2006 (such agreement, together with all amendments and attachments, the “PAAC Credit Agreement”), between PAAC and JPMorgan Chase Bank, N.A. is terminated, (2) all amounts due under the PAAC Credit Agreement are paid in full, (3) all Liens securing performance of the PAAC Credit Agreement and all notice filings related to such Liens are terminated and (4) all Premium Finance Agreements of PAAC are in the possession of and exclusive control of PAAC, and (B) such documents as Lender may reasonably require to evidence the termination of or assignment to Lender of any endorsement related to the PAAC Credit Agreement attached to or on any Premium Finance Agreement.

(v)  PAAC Note. The PAAC Note, duly executed by an Authorized Signatory of PAAC, together with an allonge endorsement executed in blank by Borrower.

(vi)  PAAC Lease. A copy of the lease or other agreement related to the use of the real property at which PAAC conducts its business and at which the Premium Finance Agreements are maintained.

(vii)  Eligible Insurers and Eligible States. A list of all Eligible States and Eligible Insurers.

(viii)  Borrower Certificate. A certificate of officers acceptable to Lender of Borrower certifying as to (A) the incumbency of the officers signing such certificate, this Third Amendment and the Loan Documents to which it is a party, (B) no amendment to or restatement of its Articles of Incorporation since the Agreement Date and which have not otherwise been previously provided to Lender, (C) no amendment to or restatement of its By-Laws since the Agreement Date and which have not otherwise been previously provided to Lender, (D) a copy of the resolutions of its Board of Directors authorizing it to execute, deliver and perform this Third Amendment and the Loan Documents to which it is a party, (E) an original certificate or certificates of good standing, existence and qualification issued by the appropriate authority or authorities of the States of Nevada and Texas (certified as of a date acceptable to Lender), (F) the accuracy of the representations and warranties in the Loan Documents as of the date hereof, (G) no Default or Event of Default exists, and (H) no Material Adverse Change having occurred.

(ix)  Obligor and L/C RIC Certificate. A certificate of officers acceptable to Lender of each Obligor (other than Borrower) and each L/C RIC certifying as to (A) the incumbency of the officers signing such certificate, this Third Amendment and the Loan Documents to which it is a party, (B) if a corporation, no amendment to or restatement of its Articles of Incorporation or Certificate of Incorporation, as applicable, since the Agreement Date and which have not otherwise been previously provided to Lender, (C) if a limited liability company, no amendment to or restatement of its Articles of Organization (or similar organization and governance document) since the Agreement Date, (D) if a limited partnership, no amendment to or restatement of its Certificate of Limited Partnership (or similar organization or governance document) since the Agreement Date, (E) if a corporation, no amendment to or restatement of its By-Laws since the Agreement Date and which have not otherwise been previously provided to Lender, (F) if a limited liability company, no amendment to or restatement of its operating agreement (or similar organization and governance document) since the Agreement Date, (G) if a limited partnership, no amendment to or restatement of its partnership agreement (or similar organization or governance document) since the Agreement Date, (H) with respect to PAAC, a copy of the resolutions of the appropriate governance board authorizing it to execute, deliver and perform this Third Amendment, the PAAC Note and the Loan Documents to which it is a party, and (I) an original certificate or certificates of good standing and existence issued by the appropriate authority or authorities of its state of organization and the state in which its chief executive office is located (certified as of a date acceptable to Lender).

(x)  Subsidiary Certificate. A certificate of officers acceptable to Lender of each Subsidiary (other than an Obligor) of each Obligor certifying as to (A) if a corporation, no amendment to or restatement of its Articles of Incorporation since the Agreement Date and which have not otherwise been previously provided to Lender, (B) if a limited liability company, no amendment to or restatement of its Articles of Organizations (or similar organization and governance document) since the Agreement Date, (C) if a corporation, no amendment to or restatement of its By-Laws since the Agreement Date and which have not otherwise been previously provided to Lender, (D) if a limited liability company, no amendment to or restatement of its operating agreement (or similar organization and governance document) since the Agreement Date, and (E) if a Foreign Subsidiary (other than Mannequin), no amendment to or restatement of its organizational and governance documents since the Agreement Date.

(xi)  Security Documents. An allonge, undated and executed in blank by an Authorized Signatory of PAAC, with respect to Premium Finance Agreements.

(xii)  UCC and Lien Searches. Searches of the Uniform Commercial Code, Tax lien and other records as Lender may require.

(xiii)  Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender and Special Counsel; and Lender shall have received copies of all documents or other evidence which Lender or Special Counsel may reasonably request in connection with such transactions.

(xiv)  Compliance Certificate. A Compliance Certificate, dated the date of this Third Amendment and signed by an Authorized Signatory of Borrower, confirming compliance with the financial covenants set forth therein as of the most recent determination date.

(xv)  Premium Finance Receivable Certificate. A Premium Finance Receivable Certificate, dated the date of this Third Amendment and signed by an Authorized Signatory of Borrower and PAAC, together with information to support the calculation of the Eligible Receivable Amount.

(xvi)  Notice of Final Agreement. The Notice of Final Agreement executed by all parties thereto.

(xvii)  Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(xviii)  Other Documents. In form and substance satisfactory to Lender and Special Counsel, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)  No Default. No Default or Event of Default shall exist.

(c)  Representations and Warranties.

(i)  All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Third Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)  All of the representations and warranties contained in Article V shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.

ARTICLE IV

Ratification

4.1  Ratification. The terms and provisions set forth in this Third Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Third Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE V

Representations and Warranties

5.1  Representations and Warranties of all Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Third Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE VI

Miscellaneous

6.1  Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.2  Severability. The provisions of this Third Amendment are intended to be severable. If for any reason any provision of this Third Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

6.3  Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Third Amendment by signing any such counterpart.

6.4  GOVERNING LAW. THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS.

6.5  ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.

By:
Mark J. Morrison President and Chief Executive Officer

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

PHOENIX INDEMNITY INSURANCE COMPANY

By:
Jeffrey R. Passmore Chief Financial Officer and Treasurer

OTHER OBLIGORS:

ACO HOLDINGS, INC.
ALLRISK INSURANCE AGENCY, INC.
AMERICAN HALLMARK AGENCIES, INC.
AMERICAN HALLMARK GENERAL AGENCY, INC.
EFFECTIVE CLAIMS MANAGEMENT, INC.
HALLMARK CLAIMS SERVICE, INC.
HALLMARK FINANCE CORPORATION
HALLMARK GENERAL AGENCY, INC.
HALLMARK UNDERWRITERS, INC.

By:
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC.

By:
Curtis R. Donnell
Chief Executive Officer

AEROSPACE FLIGHT, INC.
AEROSPACE HOLDINGS, LLC
AEROSPACE INSURANCE MANAGERS, INC.
AEROSPACE SPECIAL RISK, INC.

By:
Curtis R. Donnell
President

PAN AMERICAN ACCEPTANCE
CORPORATION

By:
Donate A. Cangelosi
President

TEXAS GENERAL AGENCY, INC.

By:
Samuel M. Cangelosi
President

TGA SPECIAL RISK, INC.

By:
Donald E. Meyer
President

LENDER:	THE FROST NATIONAL BANK

By:_________________________________________
Print Name:___________________________________
Print Title:____________________________________

Exhibit A

Exhibit N

Exhibit O

Exhibit P